Exhibit 99.1

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS OF SIRONA

CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS	F-2

CONDENSED CONSOLIDATED BALANCE SHEETS AS OF MARCH 31, 2006 (UNAUDITED) AND SEPTEMBER 30, 2005	F-3

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE AND THE SIX MONTH PERIODS ENDED MARCH 31, 2006 (SUCCESSOR) AND 2005 (PREDECCESSOR 2) (UNAUDITED)	F-4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE SIX MONTH PERIOD ENDED MARCH 31, 2006 (SUCCESSOR) AND 2005 (PREDECCESSOR 2) (UNAUDITED)	F-5

CONDENSED NOTES TO THE CONSOLIDATED INTERIM FINANCIAL STATEMENTS (UNAUDITED)	F-6

SIRONA HOLDING GMBH & SUBSIDIARIES

CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS

AS OF MARCH 31, 2006

AND FOR THE

THREE AND SIX-MONTH PERIODS  ENDED MARCH 31, 2006 (SUCCESSOR)

AND 2005 (PREDECESSOR 2)

SIRONA HOLDING GMBH & SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

$ ‘000s	March 31, 2006	September 30, 2005
	(unaudited)

ASSETS
Current assets
Cash and cash equivalents	$68,251	$65,941
Restricted cash	628	674
Restricted short term investments	—	745
Accounts receivable, net of allowance for doubtful accounts of $591 and $402, respectively	65,221	47,631
Inventories, net	51,176	47,340
Deferred tax assets	5,487	3,242
Prepaid expenses and other current assets	13,070	33,856
Total current assets	$203,833	$199,429
Property, plant and equipment	48,405	49,180
Goodwill	470,175	468,769
Intangible assets	467,943	489,442
Other non-current assets	20,901	21,981
Deferred tax assets	1,984	9,874
Total assets	$1,213,241	$1,238,675

LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS’ EQUITY
Current liabilities
Trade accounts payable	$20,826	$22,173
Current portion of long-term debt	17,836	10,103
Income taxes payable	11,081	1,531
Deferred tax liabilities	4,053	3,219
Accrued liabilities and deferred income	52,135	63,757
Total current liabilities	$105,931	$100,783

Long-term debt	537,976	576,622
Deferred tax liabilities	186,446	196,392
Other non-current liabilities	10,895	9,585
Indebtedness to related parties	192,215	184,712
Pension related provisions	45,808	43,847
Deferred income	100,000	100,000
Total liabilities	$1,179,271	$1,211,941

Commitments and contingencies
Minority interest	64	42

Shareholders’ equity
Common share capital	30	30
Additional paid-in capital	123,696	123,696
Excess of purchase price over predecessor basis	(49,103)	(49,103)
Accumulated deficit	(40,407)	(48,161)
Accumulated other comprehensive income (loss)	(310)	230
Total shareholders’ equity	$33,906	$26,692
Total liabilities, minority interest and shareholders’ equity	$1,213,241	$1,238,675

The accompanying notes are an integral part of these financial statements.

SIRONA HOLDING GMBH & SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Successor	Predecessor 2	Successor	Predecessor 2
$’000s	January 1, 2006 to March 31, 2006	January 1, 2005 to March 31, 2005	October 1, 2005 to March 31, 2006	October 1, 2004 to March 31, 2005
Revenue	$131,843	$120,385	$267,725	$251,913
Cost of sales	66,816	65,959	136,480	138,417
Gross profit	$65,027	$54,426	$131,245	$113,496
Selling, general and administrative expense	35,339	30,082	67,642	60,560
Research and development	8,026	7,829	14,973	14,960
Provision for doubtful accounts and notes receivable	322	144	182	3
Other operating expense (income), net	1,376	(560)	1,684	87
Operating income	$19,964	$16,931	$46,764	$37,886
Foreign currency transaction (gain) loss	(3,377)	3,437	1,880	(7,829)
(Gain) Loss on derivative instruments	(1,647)	1,093	(1,372)	79
Interest expense, net	13,545	7,725	29,000	15,739
Income before income taxes and minority interest	$11,443	$4,676	$17,256	$29,897
Provision for income taxes	6,976	1,722	9,480	8,678
Minority interest	23	286	22	286
Net income	$4,444	$2,668	$7,754	$20,933

The accompanying notes are an integral part of these financial statements.

SIRONA HOLDING GMBH & SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Successor	Predecessor 2
$’000s	October 1, 2005 to March 31, 2006	October 1, 2004 to March 31, 2005
Cash flows from operating activities
Net income	$7,754	$20,933
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	30,035	29,579
Foreign currency transactions loss (gain)	1,880	(7,829)
Loss on derivative instruments	(1,372)	79
Accreted interest on long term debt	11,318	3,862
Deferred income taxes	(3,975)	1,297
Amortization of debt issuance costs	4,078	1,220
Changes in assets and liabilities
Accounts receivable	(19,825)	(4,508)
Inventories	(3,684)	(353)
Prepaid expenses and other current assets	20,714	713
Restricted cash	47	(34)
Changes in other non-current assets	(2,953)	(163)
Trade accounts payable and accounts payable to related parties	(1,383)	(7,376)
Accrued liabilities	(10,665)	3,560
Other non-current liabilities	3,228	(7,260)
Income taxes payable	9,457	2,314
Net cash provided by operating activities	44,654	36,034
Cash flows from investing activities

Investment in property, plant and equipment	(6,011)	(7,787)
Proceeds from sale of property, plant and equipment	6	156
Restricted short term investments	741	5
Purchase of intangible assets	(372)	0
Payment of deferred purchase price	—	(25.700)
Net cash used in investing activities	$(5,636)	$(33,326)
Cash flows from financing activities
Repayment of long-term debt	(36,153)	(10,247)
Net cash used in financing activities	$(36,153)	(10,247)
Change in cash and cash equivalents	2,863	(7,539)
Effect of exchange rate change on cash and cash equivalents	(553)	(3,664)
Cash and cash equivalents at beginning of period	65,941	38,877
Cash and cash equivalents at end of period	$68,251	$27,674

Supplemental information
Interest paid	14,939	10,923
Interest capitalized	69	34
Income taxes paid	3,268	4,500

The accompanying notes are an integral part of these financial statements.

CONDENSED NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

1. Basis of presentation

These unaudited condensed interim financial statements as of March 31, 2006, and for the three and six months ended March 31, 2006 and March 31, 2005 have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Except as otherwise disclosed, all amounts are reported in thousands of U.S. dollars (“$”).

All significant intercompany accounts and transactions have been eliminated. In the opinion of management, the interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial position of the Company. Operating results for the interim periods presented are not necessarily indicative of the results that may be expected for any future period or the full fiscal year.  The interim financial statements should be read in conjunction with the September 30, 2005 consolidated financial statements.  Preparation of the interim financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the reporting date and the reported amounts of revenues and expenses for the interim period.  Actual amounts could differ from those estimates.

Certain reclassifications have been made in the comparative periods presented to conform to the current period presentation.

On June 30, 2005, Sirona Holdings Luxco S.C.A. (“Luxco”), a Luxembourg-based holding entity owned by funds managed by Madison Dearborn Partners, Beecken Petty O’Keefe, management and employees of Sirona Group, obtained control over the Sirona business. The transaction was effected by using new legal entities, Sirona Holding GmbH (“Sirona Holding”; formerly Blitz 05-118 GmbH) and its wholly owned subsidiary Sirona Dental Services GmbH to acquire 100% of the interest in Sirona Dental Systems Beteiligungs- und Verwaltungs GmbH, the former parent of the Sirona business through a leveraged buy-out transaction (the “MDP Transaction”).

The MDP Transaction was accounted for in accordance with Emerging Issues Task Force Issue 88-16, Basis in Leveraged Buyout Transactions (“EITF 88-16”), in a manner similar to a business combination under FASB Statement No. 141, Business Combinations (“SFAS 141”).  Certain members of Sirona management who were deemed to be in the control group held equity interests in Sirona Group prior to and subsequent to the MDP Transaction (“Continuing Shareholders”).  The interests of the Continuing Shareholders have been reflected at the predecessor basis, resulting in 9.15% of each asset and liability acquired being valued at historical cost at June 30, 2005.  The remaining 90.85% interest in each asset and liability was recognized at fair value at June 30, 2005.

Since the MDP transaction materially changed the carrying values recorded in the Company’s and its predecessors’ consolidated balance sheet, the following naming convention has been used to distinguish between periods for which the financial statements are not prepared on a comparable basis:

Sirona Dental Systems Beteiligungs- und Verwaltungs GmbH — Predecessor 2
October 1, 2004 — March 31, 2005

Sirona Holding GmbH — Successor
October 1, 2005 — March 31, 2006

2. Material event

On September 25, 2005, Sirona Holdings Luxco S.C.A. (“Luxco”), which owns 100% of Sirona Holding, and Sirona Holding entered into an Exchange Agreement with Schick Technologies, Inc. (“Schick”) providing for the issuance of 36,972,480 shares of Schick common stock to Luxco in exchange for Luxco’s entire economic interest in Sirona Holding, which consists of all of the issued and outstanding share capital of Sirona Holding and the existing indebtedness of Sirona Holding owed to Luxco in the principal amount of €151.0 million ($182.0 million) plus accrued interest (the “Share Exchange”). Schick shareholders would also receive a $2.50 per share cash dividend, which will be declared prior to closing. Luxco, the shareholder of Sirona Holding will have a controlling interest in the combined company. Following completion of the transaction, the combined company will be renamed Sirona Dental Systems, Inc., with corporate headquarters located at Sirona’s facilities in Bensheim, Germany and U.S. headquarters at Schick’s facilities in New York.

Since Luxco, as Sirona Holding’s shareholder will hold the controlling interest in the combined company after the Share Exchange, Sirona Holding’s designees to the combined company’s board of directors will represent a majority of the combined company’s board of directors and Sirona Holding’s senior management will represent a majority of the senior management of the combined company, Sirona Holding is deemed the acquiring company for accounting purposes.

The Share Exchange was approved by the stockholders of Schick at a special meeting held on June 14, 2006.

In contemplation of the above Share Exchange, Schick has conditionally granted options to purchase 325,000 shares of Schick common stock as of September 25, 2005 to certain employees of Sirona and consultants.  The options granted are conditional on the transaction closing, at which date the options will commence vesting over a four year vesting period.

3. Comprehensive income

	Successor	Predecessor 2	Successor	Predecessor 2
$’000s	January 1, 2006 to March 31, 2006	January 1, 2005 to March 31, 2005	October 1, 2005 to March 31, 2006	October 1, 2004 to March 31, 2005
Net Income	$4,444	$2,668	$7,754	$20,933
Other Comprehensive Income	11	(1,238)	(540)	875
Total Comprehensive Income	$4,455	$1,430	$7,214	$21,808

4. Inventories, net

$’000s	March 31, 2006	September 30, 2005
Raw materials	$20,191	$18,460
Work in progress	14,414	12,153
Finished goods	24,924	23,370
	59,529	53,983
Inventory reserve	(8,353)	(6,643)
	$51,176	$47,340

5. Pension Costs

	Successor	Predecessor 2	Successor	Predecessor 2
$’000s	January 1, 2006 to March 31, 2006	January 1, 2005 to March 31, 2005	October 1, 2005 to March 31, 2006	October 1, 2004 to March 31, 2005
Service cost	$66	$154	$147	$166
Interest cost	484	448	944	1,054
Net periodic benefit cost	$550	$602	$1,091	$1,220

6. Product warranty

The following table provides the changes in the product warranty accrual for the three and six month periods ended March 31, 2006 and 2005:

	Successor	Predecessor 2	Successor	Predecessor 2
$’000s	January 1, 2006 to March 31, 2006	January 1, 2005 to March 31, 2005	October 1, 2005 to March 31 2006	October 1, 2004 to March 31, 2005
Opening balance	10,075	8,640	9,276	7,362
Accruals for warranties issued during the period	(3,175)	(2,465)	(5,507)	(5,026)
Warranty settlements made during the period	4,387	2,864	7,518	6,703
Closing balance	11,287	9,039	11,287	9,039

7. Segment reporting

	Successor	Predecessor 2	Successor	Predecessor 2
$’000s	January 1, 2006 to March 31, 2006	January 1, 2005 to March 31, 2005	October 1, 2005 to March 31, 2006	October 1, 2004 to March 31, 2005
Revenues External
Dental CAD/CAM Systems	52,804	46,365	111,476	98,697
Imaging Systems	27,500	23,929	57,119	47,100
Treatment Centers	33,615	34,709	63,008	68,529
Instruments	19,594	16,578	36,146	33,114
Total	133,513	121,581	267,749	247,440

Revenues Internal
Dental CAD/CAM Systems	0	0	0	0
Imaging Systems	20	14	38	78
Treatment Centers	24	0	36	0
Instruments	3,110	3,183	5,847	6,791
Intercompany elimination	(3,154)	(3,197)	(5,921)	(6,869)
Total	0	0	0	0

Revenues Total
Dental CAD/CAM Systems	52,804	46,365	111,476	98,697
Imaging Systems	27,520	23,943	57,157	47,178
Treatment Centers	33,639	34,709	63,044	68,529
Instruments	22,704	19,761	41,994	39,905
Total	136,667	124,778	273,671	254,309

Segment performance measure
Dental CAD/CAM Systems	40,016	34,998	84,019	71,968
Imaging Systems	13,376	10,195	27,028	19,235
Treatment Centers	12,691	12,084	23,355	23,942
Instruments	10,271	6,876	18,777	15,487
Total	76,354	64,153	153,179	130,632

Depreciation and amortization expense
Dental CAD/CAM systems	470	628	944	1,256
Imaging Systems	604	783	1,245	1,729
Treatment Centers	634	741	1,203	1,420
Instruments	572	657	1,179	1,161
Total.	2,280	2,809	4,571	5,566

Segment results are determined based on the Company’s internal management reporting process, which reflects the way management views its businesses, and are not prepared in accordance with U.S. GAAP. The following table and discussion provide a reconciliation of the total results of operations and total assets of the Company’s business segments under management reporting to the consolidated financial statements. Inter-segment transactions are based on amounts which are believed to approximate the amounts of transactions with unrelated third parties.

SIRONA HOLDING GMBH & SUBSIDIARIES
SUPPLEMENTARY FINANCIAL INFORMATION
(UNAUDITED)

	Successor	Predecessor 2	Successor	Predecessor 2
$000’s	January 1, 2006 to March 31, 2006	January 1, 2005 to March 31, 2005	October 1, 2005 to March 31, 2006	October 1, 2004 to March 31, 2005
Revenues
Total Segments	$133,513	$121,581	$267,749	$247,440
Electronic centre and corporate	11	286	30	711
Differences management accounts vs. US GAAP	(1,681)	(1,482)	(54)	3,762
Consolidated revenues	$131,843	$120,385	$267,725	$251,913
Depreciation and amortization expenses
Total Segments	2,280	2,809	4,571	5,566
Electronic centre and corporate	475	483	901	888
Differences management accounts vs. US GAAP	13,698	10,774	25,111	23,125
Consolidated depreciation and amortization expenses	$16,453	$14,066	$30,583	$29,579
Segment performance measure
Total Segments	76,354	64,153	153,179	130,632
Electronic Centre and Corporate	913	558	776	1,265
Differences management accounts vs. US GAAP	(12,240)	(10,285)	(22,710)	(18,401)
Consolidated gross profit	$65,027	54,426	$131,245	113,496
Selling, general and administrative	35,339	30,082	67,642	60,560
Research and development	8,026	7,829	14,973	14,960
Provision for doubtful accounts and notes receivable	322	144	182	3
Net other operating expense (income)	1,376	(560)	1,684	87
Foreign currency transaction (gain) loss	(3,377)	3,437	1,880	(7,829)
(Gain) loss on derivative instruments	(1,647)	1,093	(1,372)	79
Interest expense, net	13,545	7,725	29,000	15,739
Income before income taxes and minority interest	$11,443	$4,676	$17,256	$29,897

8. Intangible Assets

The following table presents details of intangible assets and related accumulated amortization and goodwill:

March 31, 2006 $’000s	Gross	Accumulated amortization	Net
Patent and licenses	$126,228	$10,406	$115,822
Trademarks	93,682	—	93,682
Technologies and dealer relationships	283,973	25,533	258,440
	503,883	35,939	467,944
Goodwill	470,172	—	470,172
Total intangible assets	$974,055	35,939	$938,116

September 30, 2005 $’000s	Gross	Accumulated amortization	Net
Patent and licenses	$124,510	$2,263	$122,247
Trademarks	93,403	—	93,403
Technologies and dealer relationships	283,381	9,589	273,792
	501,294	11,852	489,442
Goodwill	468,769	—	468,769
Total intangible assets	$970,063	11,852	$958,211

The change in the value of goodwill from September 30, 2005 to March 31, 2006 is related to translation differences.

The aggregate amortization expense for the three and six month periods ended March 31, 2006 were $ 12,976 and 24,160.